Exhibit 99.2

                                    EXHIBIT A

                                   Resignation

The undersigned hereby resigns from the LaserSight Board of Directors and from serving as the Chairman of the LaserSight Board of Directors.

      /s/ Francis E. O'Donnell, Jr., M.D.
-----------------------------------------
Francis E. O'Donnell, Jr., M.D.

Dated: June 12, 2003